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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 17, 1994



                            St. Paul Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


Delaware                    01-15580                 36-3504665
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(State or other           (Commission               (IRS Employer
jurisdiction of            File Number)            Identification
incorporation)                                     No.)


6700 West North Avenue
Chicago, Illinois                                        60635
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(Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code: (312) 622-5000


                           Not Applicable
  (Former name or former address, if changed since last report)




                                                              Page 1 of 3 Pages.
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Item 5.  Other Events

                 St. Paul Bancorp, Inc. (the "Company") announced that Faustin
A. Pipal, Vice Chairman of the Board of Directors of the Company and its subsidiary, St. Paul Federal Bank For Savings, died on January 17, 1994.


                 A copy of the press release dated January 18, 1994 is attached as an exhibit.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      ST. PAUL BANCORP, INC.
                                                       (Registrant)



                                                      /s/ Patrick J. Agnew
                                                      Patrick J. Agnew
                                                      President



Attest:



 /s/ Clifford M. Sladnick
Clifford M. Sladnick
Senior Vice President, General
Counsel and Corporate Secretary




Date:    January 19, 1994